                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 OR 15(d) of the
                                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    March 23, 2006
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                                              Elcom International, Inc.
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                                  (Exact Name of Registrant as Specified in Charter)

                Delaware                                000-27376                             04-3175156
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        (State or Other Jurisdiction                   (Commission                          (IRS Employer
              of Incorporation)                       File Number)                       Identification No.)

                         10 Oceana Way Norwood, Massachusetts                         02062
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                       (Address of Principal Executive Offices)                                             (Zip Code)

Registrant's telephone number, including area code      (781) 440-3333
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                                                         N/A
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                            (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

         The  information  set forth  below in Item 5.02 of this  Current  Report  on Form 8-K is  incorporated  by reference into this Item 1.01.

Item 5.02  Departure  of  Directors  or  Principal  Officers;  Election  of  Directors;  Appointment  of  Principal
Officers.

         On March 23, 2006,  Elcom  International,  Inc. (the  "Company") and each of the current  directors of the
Company  entered  into an  agreement  (the  "Agreement")  with Smith &  Williamson  Investment  Management  Limited
("SWIM")  and Smith &  Williamson  Nominees  Limited  ("SWIM  Nominees,"  and  collectively  with  SWIM,  the "SWIM
Entities").  The  Agreement  was entered  into by the parties as a result and in light of the Schedule 13D filed by the SWIM Entities with the Securities and Exchange  Commission  (the "SEC") on March 6, 2006 and the related letter
(the  "Request  Letter")  sent by SWIM to the Chairman of the Board of Directors of the Company to request that the
Board of Directors of the Company (the "Board")  schedule a special  meeting of the Company's  stockholders so that the  stockholders  may consider and act upon the proposals  contained  therein,  including the calling of a special meeting of the  Company's  stockholders  to be held on May 19,  2006 (the  "Special  Meeting"),  all as  previously disclosed  in the  Company's  Current  Reports on Form 8-K filed with the SEC on March 10, 2006 and March 16, 2006.
The purpose of the Agreement is to provide for a more orderly  transition of the make-up of the Board,  to preclude any additional  uncertainty  regarding such transition,  and to minimize the efforts and resources that the Company would be required  to expend in  preparing  for and  holding the Special  Meeting and to rescind the calling of the
Special Meeting.

         Pursuant to the terms of the  Agreement,  at a meeting on March 23, 2006,  the Board elected Sean P. Lewis as a Class II director of the  Company,  effective as of that date,  to fill one of the  existing  vacancies on the
Board for a term ending at the Company's 2006 annual meeting of  stockholders.  Mr. Lewis,  40, is a citizen of the
United  Kingdom and is, and has been for last five  years,  employed  in the field of interim  company  management, investment and distressed  financing.  Mr. Lewis is one of the  individuals  that was proposed by the SWIM Entities for election as a director of the Company at the Special Meeting.

         The Agreement  also provides  that,  subject to certain  terms and  conditions,  effective as of April 21,
2006, each of Robert J. Crowell,  William W. Smith, John W. Ortiz and Richard J. Harries,  Jr. will resign and step down as directors of the Company.  Upon the  effectiveness  of these  resignations,  the  remaining  members of the
Board  will  elect  Elliot  Bance and Justin  Dignam as  directors  of the  Company,  to fill two of the  vacancies resulting  from the  resignations.  Mr.  Bance is a real  estate and  construction  executive  and a citizen of the
United Kingdom.  Mr. Dignam is a director and the chief  executive  officer of Big Fish Payroll Inc., a provider of payroll  services,  and is a citizen of the United States.  Mr. Bance and Mr. Dignam are both individuals that were proposed by the SWIM Entities for election as directors of the Company at the Special Meeting.

         In accordance  with the Agreement,  within 10 days  following the  effectiveness  of his  resignation as a director of the Company,  and in  consideration  thereof,  Mr. Crowell will receive a severance  payment of $72,000 from the Company.

         Pursuant to the  Agreement,  the SWIM  Entities  have  rescinded,  in its  entirety,  the Request  Letter, including the request  therein that the Board call a special  meeting of the Company's  stockholders.  Accordingly, at its meeting on March 23, 2006, the Board rescinded and cancelled the calling of the Special Meeting.

         The above description of the terms of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

        Exhibit No.          Description
           10.1              Agreement, dated as of March 23, 2006, by and among Elcom International,
                             Inc., Smith & Williamson Investment Management Limited and Smith &
                             Williamson Nominees Limited, and the directors named therein.

                                                    SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   March 23, 2006
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                                                                          By   /s/ Robert J. Crowell
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                                                                       Robert J. Crowell
                                                                       Chairman

                                                   EXHIBIT INDEX

        Exhibit No.          Description
10.1                         Agreement,  dated as of March 23, 2006,  by and among Elcom  International,
                             Inc.,  Smith  &  Williamson  Investment  Management  Limited  and  Smith  &
                             Williamson Nominees Limited, and the directors named therein.